Exhibit 10.37

SUBSCRIPTION AGREEMENT

Smart Online, Inc.
2530 Meridian Parkway
2nd Floor
Durham, North Carolina 27713
Attention: Michael Nouri

Gentlemen:

(1)    Pursuant to prior understandings and discussions, the undersigned (“Subscriber”) hereby agrees to purchase from Smart Online, a Delaware corporation (the “Company”), for a purchase price of Two Dollars and Fifty Cents ($2.50) per share the number of shares of Common Stock, par value $0.001 per share (“Common Stock”) set forth on the signature page of this Agreement. (The Common Stock is sometimes hereinafter referred to as the “Securities.”) Subscriber hereby acknowledges (i) that this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber an executed copy of this subscription, and (ii) that acceptance by the Company of this subscription is conditioned upon the information and representations of Subscriber hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of sale of the Securities to Subscriber. As a condition to Subscriber’s purchase of the Securities pursuant to this Agreement, Subscriber and the Company will execute and deliver to one another a copy of the Subscriber Rights Agreement in substantially the form attached hereto as Appendix A (the “Subscriber Rights Agreement”) and a Dribble Out Agreement in the form attached hereto as Appendix B (the “Dribble Out Agreement”).

(2)    Until actual delivery of the purchase price to the Company and acceptance by the Company of the purchase price and this Subscription Agreement, the Company shall have no obligation to Subscriber. The Company may revoke a prior acceptance of this Subscription Agreement at any time prior to delivery to and acceptance by the Company of the purchase price for the Securities.

(3)      Subscriber hereby represents and warrants to the Company as follows:

(a)    Disclosure. Subscriber has carefully reviewed the Summary Private Placement Memorandum, including financial information, provided by the Company, including all risk factors, and fully understands all risks associated with investment in the Company, including, without limitation, the risks posed by prior disclosures made by the company to its shareholders and investors in connection with a reorganization and private placement, and the remedies such shareholders have, including the company’s planned rescission offer.

(b)    Authorization. Subscriber has full power and authority to enter into this Agreement. This Agreement constitutes Subscriber’s valid and legally binding obligation, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) general principals of equity, the application of which may deny the Company the right to specific performance, injunctive relief and other equitable remedies.

(c)    Experience. Subscriber is experienced in evaluating and investing in private placement transactions of securities of technology companies such as the Company, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities, is able to bear the economic risk of the investment and is prepared to hold the shares for an indefinite period of time.

(d)    Investment. Subscriber is acquiring the Securities for investment for Subscriber’s own account and not with a view to, or for resale in connection with, any distribution thereof, and Subscriber has no present intention of selling or distributing the Securities. Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any of the Securities other than as set forth in this Agreement. Subscriber understands that the Securities to be purchased by Subscriber have not been registered under the Securities Act of 1933, as amended (the “Act”) by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(e)    Reliance Upon Subscriber Representations. Subscriber understands that the Securities are not registered under the Act on the grounds that the sale provided for in this Agreement and the issuance of Securities hereunder is being made in reliance upon an exemption from the registration requirements of the Act pursuant to Section 4(2) thereof as a transaction by an issuer of Securities not involving a public offering or pursuant to Section 4(6) thereof as a transaction by an issuer of securities solely to accredited investors, and is similarly exempt under applicable state securities laws, and that the Company’s reliance on such exemption is predicated on Subscriber’s representations as set forth in this Agreement.

(f)    Restricted Securities. Subscriber acknowledges that the Securities have not been registered under the Act or any applicable state securities law and that the Securities may not be sold, assigned, pledged, hypothecated or transferred, unless there exists an effective registration statement therefor under the Act and all applicable state securities laws or the Company has received an opinion of counsel, reasonably acceptable to counsel for the Company, or other reasonable assurances, that such sale, assignment, pledge, hypothecation or transfer is exempt from registration. Subscriber understands that in the absence of an effective registration statement covering the Securities or an exemption therefrom under the Act and all applicable state securities laws, the Securities must be held indefinitely. In particular, Subscriber is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Act, unless all conditions of Rule 144 are met. Among the conditions for the use of Rule 144 may be the availability of current and adequate information to the public about the Company. Such information is not now available and, except as set forth in the Subscriber Rights Agreement, the Company has no obligation to make such information available. Notwithstanding the foregoing, no opinion of counsel shall be required by the Company in connection with the transfer of the Securities to an entity that is a direct or indirect wholly-owned subsidiary of Subscriber.

(g)    Legends.

(i)    Each certificate representing the Securities shall, in addition to any legends required elsewhere, bear the following legend as appropriate for stock certificates and warrant agreements:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.

(ii)   Each certificate representing Securities shall also bear any legend required by any applicable state securities law or by any other agreement to which the holder thereof is a party or by which the holder thereof is bound.

(h)    No Public Market. Subscriber understands that no public market now exists for any of the securities issued by the Company and that it is uncertain whether a public market will ever exist for the Securities.

(i)    Access to Information. Subscriber has received all information that Subscriber considers necessary or appropriate for deciding whether to purchase Securities. Subscriber has had an opportunity to ask questions and receive answers from the Company’s management regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company and to obtain additional information from the Company (to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Subscriber or to which Subscriber had access.

(j)    Accredited Investor. Subscriber recognizes it is important under the Act and state securities law that the Company determine if potential investors are “accredited investors,” as defined in Appendix C attached hereto. Subscriber represents that Subscriber is an “accredited investor” by reason of the following: __________________________________ (indicate number from Appendix C). Subscriber further represents that Subscriber is a citizen of the country of Switzerland. Subscriber is not a resident of any other jurisdiction.

(4)    The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

(5)    This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware, and shall be binding upon Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(6)    Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein, without the express written consent of the Company.

(7)    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in one or more counterparts.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement this ____ day of March, 2006.

SUBSCRIPTION

400,000	Number of Shares of Common Stock

$1,000,000	Total payment enclosed

Atas Capital SA	Atlas Capital SA
(Address)	(Name of Subscriber)

Rue du Rhone 116	/s/ Moise Dwek /s/ Avy Lugassy
CH - 1204 Geneve	(Signature)
Tel: (+41 22) 718 1 718 Fax: (+41 22_ 786-5855
(Address)

_______________________
Social Security Number

ACCEPTANCE

The foregoing Subscription Agreement is accepted on this the 30th day of March, 2006.

SMART ONLINE, INC.

By: /s/ Michael Nouri
Michael Nouri, President

APPENDIX A

SUBSCRIBER RIGHTS AGREEMENT

SUBSCRIBER RIGHTS AGREEMENT (this “Agreement”), dated as of March 30, 2006, by and among Smart Online, Inc., a Delaware corporation with its headquarters located at 2530 Meridian Parkway, Durham, North Carolina 27713 (the “Company”), and the undersigned (together with its affiliates and any assignees or transferees of all of its respective rights hereunder, the “Investors”).

WHEREAS:

A.    In connection with the Subscription Agreement by and among the parties hereto dated as of the date hereof (the “Subscription Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors shares of the Company’s common stock (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Subscription Agreement; and

B.    To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1.    DEFINITIONS.

(a)    As used in this Agreement, the following terms shall have the following meanings:

(i)    “Investors” means any person who acquires shares of Common Stock of the Company, or any security of the Company pursuant to which the holder has a right to receive shares of Common Stock of the Company upon exercise or conversion of such security, who agrees to become bound by the provisions of this Agreement or a counterpart of this Agreement, and permitted transfers and assignees of Investors in accordance with Section 9 hereof.

(ii)     “Pro Rata Share” means the ratio of the sum of the shares of Common Stock then held by the Investor to the sum of the total number of shares of Common Stock then outstanding, assuming the full exercise of all outstanding options, warrants and other rights to acquire the Company’s capital stock.

(iii)    "New Offering" means any offering for sale, issuance or distribution of any shares of capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become convertible into said shares of capital stock (collectively defined as “Securities” for purposes of this subsection), where the per share price of the capital stock being offered is less than US$2.50, as adjusted for any stock split, combination, stock dividend, reverse split or similar event. Notwithstanding the foregoing, a "New Offering" shall not include (A) Securities issued to employee, directors, consultants, or others pursuant to plans, agreements or arrangements where such issuance is approved by the Company's Board of Directors or a committee thereof; (B) Securities issued to financial institutions, lessors or other entities or persons, in connection with commercial credit arrangements, equipment financings or similar transactions, or any strategic alliances, licensing agreement, or other on-going business relationship between the Company and such other person or entity; provided that any such offering is for other than primarily equity financing purposes; (C) any asset or technology purchase or other acquisition whereby Securities of the Company are issued; (D) Securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase, reorganization, or other transaction; (E) Securities issued in lieu of cash penalties for noncompliance with any registration rights agreement or other agreement; (F) Securities issued by the Company in an any public offering; (G) Securities issued upon exercise or conversion of any convertible or exercisable security where (i) such Security was exempt from this definition of New Offering, or (ii) the convertible or exercisable securities were offered to the Investor and the Investor failed to exercise its right to purchase any such securities; and (H) Securities issued in connection with any stock split, stock dividend or similar transactions by the Company.

(iv)    “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(v)    “Registrable Securities” means (x) all shares of Common Stock sold by the Company pursuant to the Subscription Agreement or pursuant to a warrant issued to Investor at the time of purchase of such shares of common stock; and (z) all shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the foregoing.

(vi)    “Registration Statement” means a registration statement of the Company under the 1933 Act.

(b)    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

2.    SUBSCRIBER RIGHTS.

(a)    Mandatory Registration. No later than September 30, 2006 (the “Target Filing Date”), the Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-1 or SB-2 as determined by the Company in its sole discretion (or, if such Forms are not then available, on such form of Registration Statement as is then available) to effect a registration of the Registrable Securities covering the resale of the Registrable Securities. The Company may also include in such Registration Statement in its sole discretion, shares for sale by the Company or the Company may file a separate Registration Statement covering shares to be sold by the Company before, at the same time or after the Company files a Registration Statement covering resale of Registrable Securities by Investors.

(b)    Payments by the Company. The Company shall use its best efforts to cause the Registration Statement to be effective as soon as reasonably practicable. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed by the Target Filing Date, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b) as liquidated damages by reason of any such delay in their ability to sell the Registrable Securities (which remedy shall be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of Registrable Securities an amount (the “Damage Amount”) equal to the product obtained by multiplying (i) the purchase price (the “Purchase Price”) paid for the Registrable Securities by the Investor, by (ii) the Applicable Percentage (as defined below) by (iii) the number of 30-day periods (prorated for partial periods) after the Target Filing Date that the Registration Statement covering the Registrable Securities of the Investor is actually filed; provided, however, that there shall be excluded from such period any delays which are attributable (i) to Investor, or any other Investor who holds Registrable Securities, with respect to information relating to the Investors, including, without limitation, the plan of distribution or beneficial ownership of securities, or (ii) to the failure of any Investor (or legal counsel to the Investor) to conduct their review of the Registration Statement pursuant to Section 3(h) below in a reasonably prompt manner or (iii) any person or entity named in the Prospectus as an underwriter. The term “Applicable Percentage” means one half of one percent. (For example, if the Registration Statement is filed thirty days after the Target Filing Date, the Company would pay as the Damage Amount $500 for each $100,000 of the Purchase Price. In the sole discretion of the Company, the Company may issue to Investor in lieu of the cash payment described above, a number of shares of Common Stock of the Company equal to the quotient derived by dividing (i) the Damage Amount, by (ii) Purchase Price per share (as defined above).

(c)    Eligibility for Form S-3; Conversion to Form S-3. If the Company meets the registration eligibility and transaction requirements for the use of Form S-3 (or any successor form) for registration of the offer and sale by the Investor and any other Investors of their Registrable Securities before the earlier of the dates stated in clauses (ii) and (iii) in the definition of the Registration Period (as defined in Section 3(a) below), the Company shall file a

Registration Statement on Form S-3 (or such successor form) with respect to the Registrable Securities covered by the Registration Statement, filed pursuant to Section 2(a) (and include in such Registration Statement on Form S-3 the information required by Rule 429 under the 1933 Act) or convert the Registration Statement, filed pursuant to Section 2(a) to a Form S-3 pursuant to Rule 429 under the 1933 Act and cause such Registration Statement (or such amendment) to be declared effective as soon as practicable after filing. If the Company becomes eligible to use Form S-3 during the Registration Period, the Company agrees to use reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to remain eligible or become eligible, as the case may be, and thereafter to maintain its eligibility, for the use of Form S-3. After such Registration Statement on Form S-3 become effective, subject to Section 3 hereof, the Company shall maintain such Registration Statement in effect until the earlier of clauses (ii) and (iii) in the definition of Registration Period in Section 3(a) hereof.

(d)    (i)    Right of First Purchase. The Company hereby grants to the Investors the right of first offer to purchase its Pro Rata Share of any part of a New Offering which the Company may, from time to time, propose.

(ii)    Notice of New Offering. In the event the Company proposes to undertake a New Offering, it shall give the Investors written notice of its intention, describing the type of securities to be issued, and the price and terms upon which the Company proposes to issue the same. The Investors shall have ten (10) calendar days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Offering for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the number of shares from the New Offering to be purchased. Notwithstanding the foregoing, the Company may enter into a New Offering with others during this ten (10) calendar day period, provided that the Company reserves the Investor’s Pro Rata Share of the New Offering.

(iii)    In the event an Investor fails to exercise the right of first refusal within the ten (10) day period described above, the Company shall have one-hundred eighty (180) days thereafter to enter into a New Offering whereby the shares not elected to be purchased by the Investor may be sold at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not entered into an agreement for the New Offering within said one-hundred eighty (180) period, the Company shall not thereafter enter into any New Offering without first providing notice to the Investor in the manner provided above.

(iv)    The rights described in this Section 2(d) shall expire upon the acquisition of the Company by merger, reorganization, or other transaction whereby the Company or its stockholders own less than fifty percent (50%) of the voting power of the surviving or successor corporation, or by purchase of substantially all of the assets of the Company.

3.    OBLIGATIONS OF THE COMPANY.

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a)    The Company shall prepare promptly, and use reasonable efforts to file with the SEC not later than the Target Filing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and use reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) 270 days after the effective date of the Registration Statement; (ii) the date on which all of the Registrable Securities have been sold by Investor and (iii) the date on which the Registrable Securities of Investor (in the opinion of counsel to the Company) may be immediately sold to the public without registration or restriction (including without limitation as to volume by Investor) under the 1933 Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The right of other Investors to have the Registration Statement remain in effect shall not confer any rights on Investor.

(b)    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in the Registration Statement.

(c)    If requested, the Company shall furnish to one legal counsel for all Investors whose Registrable Securities are included in a Registration Statement (i) promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) promptly (but in no event more than two (2) business days) after the Registration Statement is declared effective by the SEC, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor. The Company will immediately notify one legal counsel representing all Investors where Registrable Securities are included in a Registration Statement by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC (which comments shall promptly be made available to one legal counsel representing all Investors whose Registration Securities are included in a Registration Statement upon request), with a view towards causing the Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable, and (ii) promptly file an acceleration request as soon as reasonably practicable (but in no event more than two (2) business days) following the resolution or clearance of all SEC comments. If applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, the Company shall promptly file with the SEC a final prospectus as soon as reasonably practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective.

(d)    The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors who hold a majority of the Registrable Securities being offered by the Registration Statement reasonably request or qualify for an exemption for resale afforded companies listed in a Standard & Poor’s corporate handbook or similar publications, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, (v) make any change in its charter or bylaws, or (vi) spend more than $10,000 in filing fees and legal fees and expenses for such “blue sky” compliance.

(e)    If the Company has not selected an underwriter for the offering, and in the event Investors who hold a majority of the Registrable Securities being offered by the Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

(f)    As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided that, for not more than sixty (60) consecutive trading days (or a total of not more than ninety (90) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

(g)    The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order within a reasonable time and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(h)    The Company shall permit a single firm of legal counsel designated by Investors who own a majority of the Registrable Securities offered under the Registration Statement to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC. The role of such legal counsel to the Investors shall be to confirm that the sections of such Registration Statement covering information with respect to the Investors, the Investor’s beneficial ownership of securities of the Company and the Investors intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Investors, subject to review and approval by the Company and its legal counsel. Such legal counsel for the Investors shall not have the right to require changes to the description of the Company, its business or other matters not related to selling stockholders.

(i)    The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(j)    Until the Registration Statement ceases to be effective, the Company shall make available for inspection following reasonable prior written notice by (i) any underwriter participating in any disposition pursuant to a Registration Statement, (ii) one firm of attorneys or other agents retained by the Investors who own a majority of the Registrable Securities, and (iii) one firm of attorneys retained by all such underwriters (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to allow such inspection more than once per calendar year. Following such due diligence review, Investor may require the Company to withdraw the Registrable Securities of such Investor from the Registration Statement, if the Company does not make changes to the Registration Statement requested by such Investor.

(k)    The Company shall not be required to disclose any confidential information in such Records to any Inspector or to any Investor pursuant to this Agreement until and unless such Inspector and Investor shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records or other information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(l)    The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, to use reasonable efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities.

(m)    The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(n)    At the request of the holders of a majority of the Registrable Securities offered pursuant to the Registration Statement, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

(o)    The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4.    OBLIGATIONS OF THE INVESTORS.

  In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a)    It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

(b)    Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statements.

(c)    In the event the Company or Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(d)    Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e)    No Investor may participate in any underwritten registration hereunder unless such Investor if requested by the Company (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding the foregoing, there is no obligation on the part of the Company or any underwriter to include Registrable Securities of Investor in the securities to be purchased or sold by the underwriter.

5.    EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Investors holding a majority of the Registrable Securities shall be borne by the Company, provided the Company shall not be required to pay legal fees and disbursements of such legal counsel in excess of $15,000.

6.    INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)    To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), if any, (iii) any underwriter (as defined in the 1933 Act) for the Investors, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement of a material fact in a Registration Statement or the omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person, or any of their legal counsel, expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)    In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor, or its legal counsel, expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c)    Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.    CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.    ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement, and (vi) such transferee shall not be a “U.S. Person” as that term defined in Regulation S promulgated under the 1933 Act.

9.    AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority of the Registrable Securities, except that any person or entity who acquires Registrable Securities may become a part to this Agreement by the Company and such person or entity signing a counterpart of this Agreement. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. In the event the Company becomes a subsidiary of any company whose Common Stock is publicly traded (“Holding Company”), and the Investor receives shares of Common Stock of such Holding Company, all obligations of the Company under this Agreement shall terminate upon such Holding Company assuming this Agreement, which may be done without the consent or approval of Investor.

10.   MISCELLANEOUS.

(a)    A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)    Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Michael Nouri
Smart Online, Inc.
Post Office Box 12794
Research Triangle Park, NC 27709-2794
Telephone: (919) 765-5000
E-mail: dnouri@us.smartonline.com

With copies to:

Daniels Daniels & Verdonik, P.A.
Post Office Drawer 12218
Research Triangle Park, NC 27709-2218
Telephone: (919) 544-5444
Facsimile: (919) 544-5920
Email: jverdonik@d2vlaw.com

If to an Investor:

to the address set forth immediately below such Investor’s name on the signature pages to the Subscription Agreement, or on the address set forth immediately below such Investor’s name on the agreement entered into pursuant to the Assignment Section of this Agreement.

(c)    Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)    THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

(e)    In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(f)    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)    Subject to the requirements of Section 9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(h)    The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(i)    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j)    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if the all options, warrants and convertible securities then outstanding have been issued and/or converted into Registrable Securities.

(l)    The Company and each Investor acknowledges that a breach by it of its obligations hereunder will cause irreparable harm by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the parties acknowledge that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach of any of the provisions under this Agreement, that the other parties shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(m)    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(n)    No Investor may bring any legal or other action or proceeding for breach of this Agreement or arising out of any matter related to this Agreement, unless the Investors who own a majority of the Registrable Securities consent to the bringing of such action. Any claim may be settled by the Company and the Investors who own a majority of the Registrable Securities.

[The Remainder of this Page is Blank.]

IN WITNESS WHEREOF, the Company and the undersigned Investors have caused this Agreement to be duly executed as of the date on the first page of this Agreement.

SMART ONLINE, INC.

By: /s/ Michael Nouri
Name: D. M. Nouri
Title: CEO

INVESTOR:
_________________________________

By:  /s/ Avy Lugassy       /s/ Moise Dwek
Name:  Avy Lugassy        Moise Dwek
Title:  Atlas Capital SA
Address:  Rue du Rhone 116
CH - 1204 GENEVE
Telephone:  (+ 41 22) 718 1 718
Facsimile:  (+41 22) 786 5 855
Email:_______________________________

APPENDIX B

DRIBBLE OUT AGREEMENT

AGREEMENT dated as of 30 March, 2006 between Smart Online, Inc., Delaware corporation (the “Company”), and Atlas Capital, S.A. (Subscriber”).

WHEREAS, Subscriber has purchased shares of Common Stock (the “Purchased Shares”) from the Company and the Company desires Subscriber to agree to limit its sales of the Purchased Shares in return for granting Subscriber the right to have the Purchased Shares registered. (The Purchased Shares are hereinafter individually and collectively referred to as the “Securities”).

NOW, THEREFORE, the parties hereby agree as follows:

(1)    Registration of Shares. The Company agrees to enter into the Registration Rights Agreement with Subscriber.

(2)    “Dribble-Out” Agreement.

(a)    In consideration for the Registration Rights Agreement, Subscriber hereby agrees that, except as permitted under subsection (c) of this Section, during the Dribble Out Period, as defined herein, Subscriber will not:

(i)    Sell any of the Securities or other securities of the Company or Holding Company received on account of ownership of the Securities (the “Dribble-Out Securities”).

(ii)   Transfer, assign or otherwise dispose of any of the Dribble-Out Securities.

(iii)          Pledge, hypothecate or otherwise create a lien on any of the Dribble-Out Securities.

(iv)         Loan to any person or entity any shares or other securities of the Company or Holding Company.

(v)          Sell short any shares or other securities of the Company or Holding Company.

(vi)         Acquire a put option or grant a call option with respect to any shares or other securities of the Company or Holding Company.

(vii)        Enter into any agreement concerning any of the foregoing transactions, or otherwise facilitate any other person conducting any of the foregoing transactions.

(b)    For purposes of this Section, Holding Company shall mean any company whose stock is publicly traded (i) with which the Company merges or consolidates or (ii) of which the Company or its successor becomes a subsidiary. For purposes of this Section, the Dribble Out Period shall mean the period beginning on the date of this Agreement and ending six (6) months after the effective date of the first registration statement of the Company that registers for resale the Dribble-Out Securities (the “Effective Date”). Notwithstanding the foregoing, after the Effective Date Subscriber may sell (if permitted under a registration statement), during any rolling thirty-day period during the Dribble Out Period, up to 25% of the Dribble-Out Securities owned by Subscriber on the Effective Date. The Board of Directors of the Company or Holding Company may terminate the Dribble Out Period or allow Subscriber to take a prohibited action prior to termination of the Dribble Out Period with respect to some or all of the Dribble-Out Securities owned by the Subscriber, if the Board provides all other Subscribers of the Company or Holding Company who have the same Dribble Out Period with the same termination or waiver at the same time and to the same extent as for Subscriber.

(c)    Notwithstanding the foregoing, provided the transferee first signs an agreement on substantially the terms set forth herein and reasonably acceptable to the Company or Holding Company, Subscriber may transfer securities of the Company or Holding Company without payment or other consideration: (i) if Subscriber is an individual, to any family member, (ii) if Subscriber is a corporation, to any direct or indirect parent or subsidiary or any shareholder of Subscriber, (iii) if Subscriber is a partnership, to any partner of Subscriber, (iv) if Subscriber is a limited liability company, to any member of Subscriber, and (v) if Subscriber is a trust, to any beneficiary of such trust.

(d)    Subscriber further agrees that before and after termination of the Dribble Out Period, Subscriber will comply with all securities laws, rules and regulations when purchasing or reselling securities of the Company or Holding Company, including, without limitation, those prohibiting sales and purchases of securities while in possession of material nonpublic information.

(e)    The Dribble-Out Securities of Subscriber shall have a legend in form and substance acceptable to the Company and Holding Company referring to the restrictions of this Agreement and the Company or Holding Company may instruct the transfer agent of the Company or Holding Company to stop any transfer of any securities in violation of this Agreement and may take any other action required to avoid violation of this Agreement, including, without limitation, obtaining an injunction.

(f)    The provisions of this Section shall continue in effect after the Dribble-Out Securities are registered pursuant to the Registration Rights Agreement.

(g)    Stop Transfer Instructions. Subscriber agrees that the Company may issue instructions to its transfer agent that prohibit transfer in violation of this Agreement.

(h)    Legends. The Company may place a legend on the Dribble Out Securities referring to the restrictions contained in this Agreement.

(3)    The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

(4)    This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware, and shall be binding upon Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(5)    Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein, without the express written consent of the Company.

(6)    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in one or more counterparts.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SMART ONLINE, INC.

By: /s/ Michae Nouri	By: /s/ Moise Dwek /s/ Asvy Lugassy
Michael Nouri, President	Name: Moise Dwek Avy Lugassy
Title:____________________

Address: Atlas Capital SA
Rue du Rhone 116
CH - 1204 GENEVE
Tel: (+41 22) 718 1 718 Fax: (+41 22) 786 5 855

APPENDIX C

An Accredited Investor is defined as follows:

(1)	a natural person whose individual net worth, or joint net worth, with that person’s spouse, at the time of purchase exceeds $1,000,000;

(2)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year (the year in which the purchase is made);

(3)
any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Company, whose purchase is directed by a sophisticated person having such knowledge and experience in financial and business matters that she is capable of evaluating the risks and merits of investing in the Company;

(4)	a director or executive officer of the Company;

(5)
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(6)
a bank as defined in the Securities Act of 1933 (the “Act”), or a savings and loan association or other institution as defined in the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered under the Securities Exchange Act of 1934; an insurance company as defined in the Act; an investment company registered under the Investment Company act of 1940 or a business development company as defined in the Act; a Small Business Investment Company licensed under the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, an insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(7)	a “private business development company” as defined in the Investment Advisers Act of 1940; or

(8)	an entity in which all of the equity owners are accredited investors.